==============================================================================

                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                            ---------------


                               FORM 8-K

                            CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                            ---------------


 Date of Report (Date of earliest event reported): FEBRUARY 2, 2001




                       BRIGHAM EXPLORATION COMPANY
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                    000-22433              75-2692967
(STATE OR OTHER JURISDICTION        (COMMISSION           (IRS EMPLOYER
    OF INCORPORATION)               FILE NUMBER)        IDENTIFICATION NO.)




                         6300 BRIDGEPOINT PARKWAY
                          BUILDING TWO, SUITE 500
                            AUSTIN, TEXAS 78730
     (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

   Registrant's telephone number, including area code: (512) 427-3300

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Item 5.  OTHER EVENTS.

         On February 1, 2001, Brigham Exploration Company ("Brigham") provided its quarterly overview of operational activity for the three month period ending December 31, 2000, provided estimated production and cash flow results for the fourth quarter 2000, and outlined its planned 2001 capital expenditure budget.

         A copy of Brigham's press release regarding these announcements is attached hereto as Exhibit 99.1.

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

                       Item             Exhibit
                       ----             -------
                       99.1*            Press Release dated
                                        February 1, 2001.

---------
*  filed herewith.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BRIGHAM EXPLORATION COMPANY



Date:  February 2, 2001            By:  /s/ Curtis F. Harrell
                                        -----------------------------------
                                        Curtis F. Harrell
                                        Chief Financial Officer

                                INDEX TO EXHIBITS


           Item Number            Exhibit
           -----------            -------
           99.1*                  Press Release dated February 1, 2001.
